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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-91160 and 333-74842) of Lawson Software, Inc. of our report dated June 20, 2003, relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Minneapolis, MN
June 20, 2003, except as to Note 23, which is as of July 24, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC AUDITORS